United States

                  Securities and Exchange Commission

                        Washington, D.C. 20549



                               FORM 8-K



                            Current Report

                  Pursuant to Section 13 or 15(d) of

                 The Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported): November 3, 2010



                          Emo Capital Corp.

        (Exact name of registrant as specified in its charter)

     Nevada                     333-145884                     N/A
(State or other jurisdiction (Commission File Number)    (IRS Employer
of incorporation)                                    Identification No.)





             115 He Xiang Road, Bai He Village, Qing Pu,
                       Shanghai, China, 200000



        (Address of principal executive offices with zip code)

                             949-419-6588

         (Registrant's telephone number, including area code)

                                 N/A

        (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 452 under the
                   Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange
                       Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))


___________________________________________________________________



Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 3, 2010 Shane Carroll resigned from his position of director of the company. He has no disagreements with the Company on any matter related to the Company's operations, policies or practices.



Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Registrant:.

Signed: /s/Juanming Fang

Name: Juanming Fang

Title: President

Date: November 3, 2010